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                                                                   EXHIBIT 10.30

                               AMENDING AGREEMENT

                  THIS AGREEMENT dated as of the 27th day of March 2001.
AMONG:

                  THE TORONTO-DOMINION BANK
                  a Canadian chartered bank
                  (hereinafter referred to as the "Bank")

                                                              OF THE FIRST PART;

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                  CERIDIAN CANADA LTD.
                  a corporation incorporated under the laws of Canada (hereinafter referred to as the "Borrower")

                                                             OF THE SECOND PART;



RECITALS:

A. The Bank and the Borrower entered into a Credit Agreement dated January 30, 1998 (the "Term Credit Agreement") pursuant to which the Bank provided to the Borrower a reducing, revolving term facility;

B. The Bank also provided an operating line of credit to the Borrower as set out in an advisory letter dated February 18, 1998 (the Advisory Letter and Term Credit Agreement, hereinafter collectively referred to as the "Credit Agreement");

C. Ceridian Corporation ("Old Ceridian") provided a Guarantee in support of all of the obligations of the Borrower to the Bank including without limitation the obligations under the Credit Agreement;

D. Pursuant to a transaction scheduled to be completed on or about March 30, 2001 (the "Separation"), Old Ceridian will transfer the majority of its assets, liabilities and operations (excluding those assets, liabilities and operations related to its media audience measurement business) and shares of its subsidiaries, including the shares of Ceridian Canada Holdings, Inc., to New Ceridian Corporation ("New Ceridian") which is currently a wholly owned subsidiary of Old Ceridian;
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E. Immediately following the Separation, Old Ceridian will change its name to
Arbitron Inc. and New Ceridian will change its name to Ceridian Corporation;

F. New Ceridian has agreed to assume all of the liability and obligations of Old Ceridian under the Guarantee upon completion of the Separation; and

G. As result of the assumption of the Guarantee by New Ceridian, the parties have agreed to amend the terms of the Credit Agreement as set out herein.

NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the premises and other good and valuable consideration, the parties hereto hereby covenant, undertake, and agree as follows:

1. Unless otherwise defined herein, all terms used herein shall have the same meaning as set out in the Credit Agreement.

2. Effective as of the effective date of the Separation, the parties hereby agree to amend to Appendix A to the Credit Agreement as follows:

         (a) The reference to Guarantor shall be amended to refer to New Ceridian and its successors and assigns;

         (b) The reference to the Guarantor Credit Agreement shall be amended to read the Credit Agreement dated as of January 31, 2001 among New Ceridian, Bank of America N.A. as agent and The Other Lenders as amended from time to time.

3. Effective as at the time of Separation, Section 6.01 of the Term Credit Agreement shall be amended to replace the address of the Guarantor with 3311 East Old Shakopee Road, Minneapolis, MN 55425-1640.

4. Except as amended herein all other terms and conditions of the Credit Agreement shall continue in full force and effect and unamended by this Amending Agreement.

5. Each of the Bank and the Borrower shall do, perform, execute and deliver all acts, deeds and documents as may be necessary from time to time to give full force and effect to the intent of this Amending Agreement.

6. This Amending Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the formal date hereof.



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7.       This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and shall supercede and replace any other priority or similar agreement executed by the parties with respect to the matters contained herein.

8. This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement under the hands of their duly authorized officers.


                            THE TORONTO-DOMINION BANK


                            By:      /s/ Keith M. McQueen
                                     -------------------------------------------

                            Title:   Vice President & Director Corporate  Credit
                                     -------------------------------------------

                            CERIDIAN CANADA LTD.


                            By:      /s/ John H. Grierson

                            Title:   Vice President and Treasurer